EXHIBIT 99.1

                                                  UNITED STATES BANKRUPTCY COURT
                                                 NORTHERN DISTRICT OF CALIFORNIA
                                                      SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                                    Case No. 01-32495-TC
Debtors.                                                                                      Reporting Period: 02/01/02 to 02/28/02


                                                       AT HOME CORPORATION
                                              CONSOLIDATED MONTHLY OPERATING REPORT
                                                           ($ IN 000s)
-----------------------------------------------------------------------------------------------------------------------------------

                    FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

====================================================================================================================================
REQUIRED DOCUMENTS                                                          FORM NO.      DOCUMENT ATTACHED    EXPLANATION ATTACHED
====================================================================================================================================
CONSOLIDATED STATEMENT OF OPERATIONS                                        MOR - 1               X
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET                                                  MOR - 2               X
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                    MOR - 3               X
-----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS (OR COPIES OF DEBTORS' BANK RECONCILIATIONS)           MOR - 4               X
-----------------------------------------------------------------------------------------------------------------------------------
      Copies of Bank Statements w/ Significant Activity                                           X
-----------------------------------------------------------------------------------------------------------------------------------
POST PETITION ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE AGING                MOR - 5               X
-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF CONSOLIDATED POSTPETITION TAXES                                   MOR - 6               X
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS                                      MOR - 7               X
-----------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                        MOR - 8               X
-----------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury, I have reviewed the above summary and the attached financial statements, and after making reasonable inquiry, believe these documents are correct.


/S/ Terri Curtis                                                                                                3/29/02
----------------------------------------------------------------------------                                    -------------------
Signature of Debtor-Authorized Individual                                                                       Date


Terri Curtis                                                                                   VP - Controller
----------------------------------------------------------------------------                   -------------------------------------
Printed Name of Authorized Individual                                                          Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            San Francisco Division

In re:  At Home Corporation, a Delaware corporation, et al.,                           Case No. 01-32495-TC
Debtors.                                                             Reporting Period: 02/01/02 to 02/28/02
                                            AT HOME CORPORATION
                                    CONSOLIDATED STATEMENT OF OPERATIONS
                                                ($ IN 000s)

======================================================================================================
                                                                                    CUMULATIVE FILING
                                                            CURRENT MONTH                 TO DATE
======================================================================================================
REVENUES                                                      $ 122,821                  $ 497,560
                                                              -------------------------------------
                                        TOTAL REVENUES:         122,821                    497,560
                                                              -------------------------------------

OPERATING EXPENSES
  Network Operations                                             10,387                     70,688
  Salaries, Benefits & Taxes                                      6,970                     55,064
  Outside Services                                                  594                     12,635
  Facilities & Depreciation                                       5,879                     38,326
  Other(1)                                                        1,357                      6,910
                                                              -------------------------------------
                              TOTAL OPERATING EXPENSES:          25,187                    183,623
                                                              -------------------------------------
                              EARNINGS FROM OPERATIONS:          97,634                    313,937
                                                              -------------------------------------

OTHER INCOME (EXPENSE), NET                                        (272)                       (57)
                                                              -------------------------------------
               TOTAL OTHER INCOME (EXPENSE), NET:                  (272)                       (57)
                                                              -------------------------------------
                              EARNINGS BEFORE CHARGES:           97,362                    313,880
                                                              -------------------------------------

Reorganization Items                                              2,078                     12,684
Other Charges (2)                                               107,522                    276,194
                                                              -------------------------------------
                    TOTAL CHARGES:                              109,600                    288,878
                                                              -------------------------------------
                              NET EARNINGS (LOSS):            $ (12,238)                 $  25,002
                                                              =====================================

(1) Includes primarily bad debt provisions and general and administrative expenses.
(2) Includes severance, facilities exit costs, charges for capitalized distribution agreements associated with cable partners and write-downs of certain assets.




FORM MOR-1
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                             Case No. 01-32495-TC
Debtors.                                                               Reporting Period: 02/01/02 to 02/28/02

                                            AT HOME CORPORATION
                                        CONSOLIDATED BALANCE SHEET
                                               ($ IN 000s)
==============================================================================================================
BALANCE SHEET                                                 BOOK VALUE AT END OF CURRENT       BOOK VALUE
                                                                     REPORTING MONTH          ON PETITION DATE
==============================================================================================================
ASSETS:
-------
CURRENT ASSETS:
---------------
     Cash and cash equivalents                                       $     46,127               $    122,142
     Restricted cash                                                       16,920                     16,903
     Short-term investments                                               386,847                     18,000
     Short-term investments - restricted                                  118,369                          -
                                                                 --------------------------------------------
          Total cash, cash equivalents, and short-term investments        568,263                    157,045
                                                                 --------------------------------------------
     Accounts receivable, net                                                 268                     15,097
     Related party receivables, net                                         5,401                     63,446
     Other current assets                                                  11,013                     25,369
                                                                 --------------------------------------------
          TOTAL CURRENT ASSETS                                            584,945                    260,957
                                                                 --------------------------------------------
Property, equipment and improvements, net                                 136,996                    332,531
Investment in affiliated companies                                         10,517                     13,929
Strategic investments                                                       4,710                      9,358
Distribution agreements, net                                                    -                    117,838
Other assets                                                              100,053                    124,408
                                                                 --------------------------------------------
          TOTAL ASSETS                                               $    837,221               $    859,021
                                                                 ============================================

LIABILITIES AND STOCKHOLDERS' EQUITY:
------------------------------------
     Accounts payable                                                      10,349                          -
     Related party liabilities                                                129                          -
     Accrued compensation and related expenses                              1,569                          -
     Accrued reorganization items                                           7,637                          -
     Deferred revenue                                                         244                          -
     Other accrued liabilities                                              6,695                          -
     Convertible debt                                                           -                     50,000
                                                                 --------------------------------------------
          TOTAL CURRENT LIABILITIES                                        26,623                     50,000

Liabilities subject to compromise                                       1,259,278                  1,270,523
                                                                 --------------------------------------------
          TOTAL LIABILITIES                                             1,285,901                  1,320,523
                                                                 --------------------------------------------

     STOCKHOLDERS' EQUITY:
     --------------------
     Preferred stock                                                            -                    240,868
     Common stock                                                      10,101,150                  9,875,082
     Deferred compensation                                                      -                     (1,459)
     Accumulated other comprehensive income                                   (71)                    (1,232)
     Accumulated earnings/(deficit)                                   (10,549,759)               (10,574,761)
                                                                 --------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY                                     (448,680)                  (461,502)
                                                                 --------------------------------------------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $    837,221               $    859,021
                                                                 ============================================


FORM MOR-2
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 02/01/02 to 02/28/02

                                              AT HOME CORPORATION
                           CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                  ($ IN 000s)
----------------------------------------------------------------------------------------------------------------------
                                                                             CURRENT MONTH   CUMULATIVE FILING TO DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                ACTUAL                ACTUAL
----------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH (including Restricted Cash and S/T Investments)      $564,871              $157,045
                                                                               --------              --------

RECEIPTS:
OPERATING CASH RECEIPTS:
Collection of A/R                                                              $  3,261              $190,568
Customer credit card sales                                                          973                 8,756
Other-asset sales and transition                                                 16,348               385,112
                                                                               ---------             ---------
  TOTAL OPERATING CASH RECEIPTS                                                  20,582               584,436
                                                                               ---------             ---------

DISBURSEMENTS:
OPERATING CASH DISBURSEMENTS:
Payroll, Payroll Taxes and Bonuses                                                3,898                44,709
Employee Benefits                                                                   869                 5,942
Expense Reports                                                                      87                   483
                                                                               ---------             ---------
  TOTAL PAYROLL & RELATED                                                         4,854                51,134

Trade Vendors                                                                     2,053                21,064
Telecom (POPs, Circuits)                                                          2,254                17,963
Rent-Occupied Buildings                                                           2,070                 9,778
Rent-Co-location                                                                      -                     -
Leases (Leases, Pmts, IRU CapEx)                                                      -                    40
Capital Expenditures                                                                  -                   320
Insurance                                                                            66                   700
                                                                               ---------             ---------
  TOTAL OPERATING CASH DISBURSEMENTS                                             11,297               100,999
                                                                               =========             =========

  CASH FLOW DUE TO OPERATIONS                                                     9,285               483,437
                                                                               =========             =========

FINANCING ACTIVITIES - RECEIPTS:
  Portfolio Sales                                                                 3,137                 3,633
  Interest Income                                                                   615                 2,578
                                                                               ---------             ---------
  TOTAL FINANCING RECEIPTS                                                        3,752                 6,211
                                                                               ---------             ---------

OTHER ACTIVITIES - DISBURSEMENTS:
  Professionals                                                                   2,364                 6,478
  Retention, Severance and Other Restructuring                                    7,258                21,068
  Taxes                                                                              23                   884
  Payment on Pre-petition Debts                                                       -                50,000
                                                                               ---------             ---------
  TOTAL OTHER DISBURSEMENTS                                                       9,645                78,430
                                                                               ---------             ---------

  NET CASH FLOW                                                                $  3,392              $411,218
                                                                               ---------             ---------

  CASH - END OF MONTH (including Restricted Cash and S/T Investments)          $568,263              $568,263
                                                                               ---------             ---------

  Restricted Cash (including Restricted Short-Term Investments)                $135,289              $135,289
                                                                               ---------             ---------
  Available Cash (including Short-Term Investments)                            $432,974              $432,974
                                                                               ---------             ---------

FORM MOR-3
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 02/01/02 to 02/28/02

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classified on the Debtors' balance sheet as "Restricted Cash".
------------------------------------------------------------------------------------------------------------------------------------
                                                 BANK ACCOUNTS
                                                     TOTAL


BALANCE PER BOOKS                                                     $ 568,263
                                                                      ----------

BANK BALANCE                                                            580,040
  Plus: Deposits in Transit                                                   -
  Less: Outstanding Checks                                                4,680
  Other: Adjustment (Attach Explanation)                                 (7,097)
                                                                      ----------

BALANCE PER BOOKS                                                     $ 568,263
                                                                      ----------

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                                                                   BANK ACCOUNTS
                                                                   -------------
                         At Home Corp. FundSweep     At Home Corp. Main     At Home Corp. A/R Media   At Home Corp.-Accounts Payable
                                Investment          Concentration Account      Receivables Account       Disbursements Accounts-AP
                             Bank of America           Bank of America          Bank of America              Bank of America
                           211-000005004731690          12330-34503              12338-34622                    87652-03155
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 24,526                    $ 1,472                    $ -                         $    991
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 24,526                    $ 1,472                    $ -                         $  1,001
  Plus: Deposits in Transit
  Less: Outstanding Checks                                                                                             10
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 24,526                    $ 1,472                    $ -                         $    991
------------------------------------------------------------------------------------------------------------------------------------


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                                                                   BANK ACCOUNTS
                                                                   -------------
                         At Home Corp. Stock Admin.  At Home Corp. Payroll          iMall                         iMall
                            Receivables Account       Disbursements Acct.     Concentration Account         Receivables Account
                              Bank of America           Bank of America          Bank of America              Bank of America
                                12334-34624                12336-34623            14655-01571                   14653-01572
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ -                    $  5,409                   $ 150                            $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                      $ -                    $  7,563                   $ 150                            $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks                                  2,154
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ -                    $  5,409                   $ 150                            $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                 iMall, Inc.   Acct. Receivables Channel Sales          iMall                          iMall
                              Restricted Cash       Receivables Account        Disbursements Acct. Payroll       Receivables Account
                              Bank of America         Bank of America                Bank of America               Bank of America
                                14658-00303             12332-34625                  14657-01575                    14659-01574
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ 313                     $ -                          $ -                              $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                      $ 313                     $ -                          $ -                              $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ 313                     $ -                          $ -                              $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                           iMall                       Matchlogic Checking            Matchlogic Checking        Join Systems
                Disbursements Acct. Petty Cash  Receivables and Disbursements-AP Disbursements Acct. Payroll
                     Bank of America                       Barclays                       Barclays           Cupertino National Bank
                        14656-01509                       302-134-03                     307-19-706                  4101405
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 2                           $ 26                         $   -                        $ 22
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 2                           $ 26                         $   -                        $ 22
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 2                           $ 26                         $   -                        $ 22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                               Excite, Inc.              Classifieds 2000              At Home Corp.                  At Home
                            Receivables Account          Restricted Cash              Restricted Cash             Restricted Cash
                       Comerica (Frmly Imperial Bank)     Imperial Bank          Key Bank National Assoc.            Paymentech
                      1891571661 (FRMLY 0020-002-395)     4145-320-001               000479681014326                  819086
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ 126                      $ 251                        $ 2                          $ 507
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                     $ 126                      $ 251                        $ 2                          $ 507
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ 126                      $ 251                        $ 2                          $ 507
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                          At Home Corp.        Excite@Home Canada, Inc.       Excite@Home Canada, Inc.          At Home Network Main
                       Receivables Account     Disbursements Account-AP   Disbursements Account-Petty Cash          Investments
                       Royal Bank of Canada      Royal Bank of Canada           Royal Bank of Canada            Salomon Smith Barney
                          06012-1025451             06012-1025402                   06012-1001098                 740-12102-11-025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 2                     $ 33                            $ -                             $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ 2                     $ 63                            $ -                             $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks                               30
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 2                     $ 33                            $ -                             $ -
------------------------------------------------------------------------------------------------------------------------------------


FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                      Page 5 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 02/01/02 to 02/28/02

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classified on the Debtors' balance sheet as "Restricted Cash".

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       At Home Network Main    At Home Corp. Outside Stock     Excite, Inc. Stock Account        At Home Corporation
                           Investments                  Investments                   Investments                     Investment
                       Salomon Smith Barney        Salomon Smith Barney           Salomon Smith Barney           Silicon Valley Bank
                          449-3R26119025             449-24832-11-025               449-24163-10-025                  3300113199
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ -                      $ -                              $ -                            $ 4
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ -                      $ -                              $ -                            $ 4
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ -                      $ -                              $ -                            $ 4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       At Home Corporation          Matchlogic Checking            Matchlogic Checking      Data Insight Checking
                       Receivables Account    Receivables and Disbursements-AP         Investment           Disbursments Acct. AP
                       Silicon Valley Bank          Silicon Valley Bank            Silicon Valley Bank       Silicon Valley Bank
                           3300113199                   3300060276                    3300060276                 3300229147
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 405                      $  252                            $ -                       $ 42
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 405                       $ 252                            $ -                       $ 42
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 405                       $ 252                            $ -                       $ 42
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                       At Home Corp.               At Home Corp.                At Home Corp.
                     Matchlogic Money Market        Spieker Property          State Board Equilization            GE Capital
                          Investments             Restricted Cash Account       Restricted Cash Account      Restricted Cash Account
                      Silicon Valley Bank          Silicon Valley Bank           Silicon Valley Bank          Silicon Valley Bank
                          3300082174                    8800012270                   8800013690                    8800017199
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ 831                         $ 63                          $ 10                          $ 144
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $ 831                         $ 63                          $ 10                          $ 144
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ 831                         $ 63                          $ 10                          $ 144
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                              At Home Corp.              At Home Corp.              At Home Corp.                At Home Corp.
                             Pacific Shores             Pacific Shores              Martin Campus                Martin Campus
                          Restricted Cash Account   Restricted Cash Account      Restricted Cash Account     Restricted Cash Account
                           Silicon Valley Bank       Silicon Valley Bank          Silicon Valley Bank          Silicon Valley Bank
                               8800052904                8800052905                   8800054404                    8800054405
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 3,914                     $ 6,605                     $ 943                          $ 465
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ 3,937                     $ 6,645                     $ 949                          $ 468
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)(1)        (23)                        (40)                       (6)                            (3)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 3,914                     $ 6,605                     $ 943                          $ 465
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                          At Home Corp.              At Home Corp.                At Home Corp.
                          At Home Corporation             Martin Campus              Martin Campus                Martin Campus
                    Accounts Receivable Subscriber    Restricted Cash Account    Restricted Cash Account     Restricted Cash Account
                            Bank of America             Silicon Valley Bank        Silicon Valley Bank         Silicon Valley Bank
                               81886-13012                  8800054406                 8800054407                   8800054441
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ -                         $ 486                      $ 768                          $ 568
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                     $ -                         $ 489                      $ 772                          $ 573
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)(1)                                     (3)                        (4)                            (5)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ -                         $ 486                      $ 768                          $ 568
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                              At Home Corp.             At Home Corp.                At Home Corp.               At Home Corp.
                             Martin Campus               Patti Hart                Matthew C. Jones          Thomas J. Obenhuber
                         Restricted Cash Account    Restricted Cash Account     Restricted Cash Account     Restricted Cash Account
                           Silicon Valley Bank        Silicon Valley Bank         Silicon Valley Bank         Silicon Valley Bank
                              8800054452                 8800054809                   8800054875                   8800054876
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 132                       $ 1,000                     $ 250                         $ 250
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ 132                       $ 1,007                     $ 252                         $ 252
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)(1)                                     (7)                       (2)                           (2)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 132                       $ 1,000                     $ 250                         $ 250
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                               At Home Corp.                                                                     Excite, Inc. dba
                            Christopher Hjelm             At Home Corporation         At Home Corporation        Classifieds 2000
                          Restricted Cash Accounts   Disbursements Account Payroll  Disbursements Account AP    Receivables Account
                            Silicon Valley Bank           Silicon Valley Bank            Mellon Bank             Wells Fargo Bank
                               8800054877                     3300016305                  069-1569                  009-8204456
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS               $ 250                            $ 27                                                  $ 813
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                    $ 252                            $ 27                                                  $ 813
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)(1)        (2)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS               $ 250                            $ 27                                                  $ 813
------------------------------------------------------------------------------------------------------------------------------------


FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                      Page 6 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 02/01/02 to 02/28/02

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classified on the Debtors' balance sheet as "Restricted Cash".

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       Matchlogic Checking          Matchlogic Savings            Data Insight Checking            Classifieds 2000
                  Disbursements Account Payroll    Receivables Account        Disbursements Account Payroll      Receivables Account
                         Wells Fargo Bank            Wells Fargo Bank               Wells Fargo Bank               Wells Fargo Bank
                           182-808-0800                182-353-0795                   053-438-3583                   051-1052961
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 250                        $ 4,516                         $ 40                          $ 269
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 260                        $ 4,516                         $ 40                          $ 269
  Plus: Deposits in Transit
  Less: Outstanding Checks      10
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 250                        $ 4,516                         $ 40                          $ 269
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                           Excite Spain         At Home Corporation            At Home Corporation              Data Insight
                           Liquidator           Equity Investments         Checking (Current) Account   Premium Money Market Account
                        Banco de Sabadell         Goldman Sachs              National Bank of Canada              US Bank
                     0081.0460.39.0001012009        026-25647-9                    07-916-20                  1-036-5518-6940
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 39                      $ -                           $ 9                             $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 39                      $ -                           $ 9                             $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 39                      $ -                           $ 9                             $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       Data Insight                     Data Insight                At Home Corporation          Worldprints
               Premium Money Market313 Account  Premium Money Market339 Account         Investments        Business Checking Account
                          US Bank                          US Bank              Morgan Stanley Dean Witter     Wells Fargo Bank
                      1-036-5601-0313                  1-036-5601-0339                   14-78949                 1828105155
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ -                              $ -                           $ -                       $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ -                              $ -                           $ -                       $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ -                              $ -                           $ -                       $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                Data Insight First Capital Account     Excite Europe Ltd.               Enliven                 Excite SARL
                         Checking Account                                           Checking Account
                            US Bank                      Barclays Bank             Silicon Valley Bank         Barclays Bank
                         1-943-1380-7522                   20556548                   3300017706                37257910101
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                            $ 60                        $ 48                        $ 1
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ -                            $ 62                        $ 48                        $ 1
  Plus: Deposits in Transit
  Less: Outstanding Checks                                      2
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                            $ 60                        $ 48                        $ 1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                        Excite.DE            Excite Europe Ltd.              At Home Corporation             Excite Europe Ltd.
                                                                              Checking Account
                      Commerzbank AG           Barclays Bank                     Scotiabank                   Barclays Bank
                         3855400                 74124644                      80002-10153-11                    80782661
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ -                    $ 174                            $ 31                            $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $ -                    $ 174                            $ 31                            $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ -                    $ 174                            $ 31                            $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                        Excite Europe Ltd.           At Home Corporation           At Home Corporation         At Home Corporation
                                                Restricted Investment Account      Investment Account           Investment Account
                          Barclays Bank              Salomon Smith Barney         Salomon Smith Barney         Salomon Smith Barney
                            83701888                   449-3R289-17 025             449-3R290-14 025             449-3R302-10 025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  -                         $  50,401                     $      -                  $ 356,179
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 94                         $  50,401                     $      -                  $ 363,179
  Plus: Deposits in Transit
  Less: Outstanding Checks      94
  Other: Adjustment
    (Attach Explanation)(2)                                                                                           (7,000)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  -                         $  50,401                     $      -                  $ 356,179
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                   At Home Corporation            At Home Corporation         At Home Corporation
                        At Home Corporation            Restricted                     Restricted                    Restricted
                     AP Disbursements Account       Investment Account             Investment Account          Investment Account
                         Bank of America           Salomon Smith Barney           Salomon Smith Barney         Salomon Smith Barney
                            1233003450               449-3R334-12-025              449-3R342-12-025             449-3R343-11-025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 2,387                     $  55,307                     $ 42,676                   $ 2,507
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 4,767                     $  55,307                     $ 42,676                   $ 2,507
  Plus: Deposits in Transit
  Less: Outstanding Checks      2,380
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 2,387                     $  55,307                     $ 42,676                   $ 2,507
------------------------------------------------------------------------------------------------------------------------------------



FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                       Page 7 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 02/01/02 to 02/28/02

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classified on the Debtors' balance sheet as "Restricted Cash".

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                   At Home Corporation
                       At Home Corporation             Restricted                   At Home Corporation
                         Investment Account         Investment Account              Investment Account
                       Salomon Smith Barney        Salomon Smith Barney            Salomon Smith Barney
                         449-3R359-12-025            449-3R403-18-025                449-3R413-16-025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  -                        $ 400                           $ 915
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $  -                        $ 400                           $ 915
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                         $ 400                           $ 915                       $    -
------------------------------------------------------------------------------------------------------------------------------------



EXPLANATION OF OTHER ADJUSTMENTS
--------------------------------

(1) Represents interest accrued on certificates of deposit pledged as collateral for stand-by letters of credit. It has not been determined that the Debtors will be paid this interest by the bank if the certificates were to be liquidated against draws on the letters of credit.

(2) Represents a $7,000,000 transfer not reflected on the bank statement for the current reporting period (will be reflected on the bank statement in the next reporting period).

NOTE: The Debtors have not been able to obtain physical bank statements for several bank accounts as noted in previous Monthly Operating Reports. Bank and book balances for these accounts are based on information available to the Debtors and are subject to further revision. Bank statements for these accounts, when obtained, will be included with the then-current Monthly Operating Report. Bank statements for accounts with significant activity or balances will be included on a recurring basis with each Monthly Operating Report.



FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                       Case No. 01-32495-TC
Debtors.                                                                         Reporting Period: 02/01/02 to 02/28/02

                                                   AT HOME CORPORATION
                               POST PETITION ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE AGING
                                                       ($ IN 000s)
------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                      ---------------------------------------------------------------------------
                                         0 - 30             31 - 60               61 - 90             OVER 90         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Trade                $ 2,611              $ 3,607               $ 2,913            $ 1,218       $ 10,349
------------------------------------------------------------------------------------------------------------------------------------
Other Accounts Payable                        -                    -                     -                  -              -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION ACCOUNTS PAYABLE     $ 2,611              $ 3,607               $ 2,913            $ 1,218       $ 10,349
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                      ---------------------------------------------------------------------------
                                         0 - 30             31 - 60               61 - 90            OVER 90          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                     $ 3,164            $ 2,897               $ 3,380           $ 21,430         $ 30,871
------------------------------------------------------------------------------------------------------------------------------------
Allowance for Doubtful Accounts            (158)              (724)               (2,890)           (21,430)         (25,202)
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)               $ 3,006            $ 2,173               $   490           $      -         $  5,669
------------------------------------------------------------------------------------------------------------------------------------

NOTE: ACCOUNTS PAYABLE-TRADE EXCLUDES AMOUNTS FOR WHICH INVOICES HAVE NOT BEEN RECEIVED OR PROCESSED INTO THE ACCOUNTS PAYABLE LEDGER. SUCH AMOUNTS ARE ACCRUED AS A COMPONENT OF "RELATED PARTY LIABILITIES", "ACCRUED COMPENSATION AND RELATED EXPENSES" AND/OR "OTHER ACCRUED LIABILITIES" IN THE DEBTORS' BALANCE SHEET.












FORM MOR-5
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                       Case No. 01-32495-TC
Debtors.                                                                         Reporting Period: 02/01/02 to 02/28/02

                                                 AT HOME CORPORATION
                                      STATUS OF CONSOLIDATED POSTPETITION TAXES
                                                     ($ IN 000s)
------------------------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF DAYS PAST DUE
                          ------------------------------------------------------------------------------------
                               0 - 30               31 - 60              61 - 90              OVER 90                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
====================================================================================================================================
Income Tax Withholding                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                                                                                         -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                                                                                         -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment (FUTA)                                                                                                     -
------------------------------------------------------------------------------------------------------------------------------------
Income                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES         $ -                    $ -                  $ -                  $ -                   $ -
------------------------------------------------------------------------------------------------------------------------------------

STATE AND LOCAL
====================================================================================================================================
Income Tax Withholding                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment (UT)                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
Disability Insurance (DI)                                                                                               -
------------------------------------------------------------------------------------------------------------------------------------
Empl. Training Tax (ETT)                                                                                                -
------------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                                                   -
------------------------------------------------------------------------------------------------------------------------------------
Excise                            66                                                                                   66
------------------------------------------------------------------------------------------------------------------------------------
Real Property                                                                                                           -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
Income                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Other:                           316                                                                                  316
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL       $ 382                  $ -                  $ -                  $ -                 $ 382
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                    $ 382                  $ -                  $ -                  $ -                 $ 382
------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Debtors have paid all employee-related taxes in the same reporting period as incurred.











FORM MOR-6
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                         Case No. 01-32495-TC
Debtors.                                                                           Reporting Period: 02/01/02 to 02/28/02

                                                    AT HOME CORPORATION
                                          PAYMENTS TO INSIDERS AND PROFESSIONALS
                                                        ($ IN 000s)
----------------------------------------------------------------------------------------------------------------------
                                                            INSIDERS (1)
----------------------------------------------------------------------------------------------------------------------
NAME                                POSITION                          TYPE OF PAYMENT                AMOUNT PAID
----------------------------------------------------------------------------------------------------------------------
AT&T Corp.                          5% Stockholder                    Telecommunication Fees           $    409
AT&T Canada/ Rogers AT&T            5% Stockholder (affiliate)        Telecommunication Fees                 19
Comcast PC Online                   5% Stockholder (affiliate)        Real Estate Rent                       32
Cox Communications                  5% Stockholder                    Telecommunication Fees                293


----------------------------------------------------------------------------------------------------------------------
   TOTAL PAYMENT TO INSIDERS (1)                                                                       $    753
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         PROFESSIONALS (2)
------------------------------------------------------------------------------------------------------------------------------------
                                    TYPE OF        DATE OF COURT ORDER      AMOUNT     AMOUNT PAID IN    REMAINING      TOTAL PAID
NAME                              PROFESSIONAL     AUTHORIZING PAYMENT      ACCRUED     THIS PERIOD       ACCRUAL        TO DATE
------------------------------------------------------------------------------------------------------------------------------------
Conway, Del Genio Gries       Bondholders'
& Co., LLC                    financial advisor     January 16, 2002       $  627          $  303         $  324         $  303
------------------------------------------------------------------------------------------------------------------------------------
Crossroads LLC (3)            Trade committee       January 2 and
                              financial advisor     13, 2002                  840             602            238            602
------------------------------------------------------------------------------------------------------------------------------------
McNutt & Littenker, LLP (3)   Trade committee
                              counsel               January 13, 2002          675             429            246            429
------------------------------------------------------------------------------------------------------------------------------------
Nixon Peabody, LLP (3)        Trade committee
                              counsel               January 13, 2002           88              31             57             31
------------------------------------------------------------------------------------------------------------------------------------
Pachulski, Stang, Ziehl,      Bondholders'          Jan. 23 and
 Young & Jones                counsel               Feb 14, 2002              235             121            114            316
------------------------------------------------------------------------------------------------------------------------------------
PriceWaterhouseCoppers
 LLP (3)                      Financial advisor     February 6, 2002        1,718             676          1,042            676
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Berger
 & Associates, LLC (3)        Claims agent          October 23, 2001          125             125              -            192
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's Ratings
  Services                    Financial advisors        (4)                   201              77            124            102
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PAYMENT TO PROFESSIONALS (2)                                         $4,509          $2,364         $2,145         $2,651
------------------------------------------------------------------------------------------------------------------------------------


(1) Excludes ordinary course payments made to the Debtors' officers and directors such as normal wages and expense reimbursements. Also excludes any setoffs of liabilities with insiders to the extent no cash payments have been made.
(2)   Excludes ordinary course professionals.
(3) Accrued amounts include fees and expenses incurred through January 31, 2002, the most-recent date for which information is available.
(4) Information is pending as of the filing date of the current Monthly Operating Report.
(5) For those professionals that are required to file fee applications, the dates reflected above are the dates that the monthly cover sheet applications were filed. These fees are paid if no objections are made within 10 days of the filing date.





FORM MOR-7
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                         Case No. 01-32495-TC
Debtors.                                                                           Reporting Period: 02/01/02 to 02/28/02

                                                   AT HOME CORPORATION
                                                   DEBTOR QUESTIONNAIRE
                                                       ($ IN 000s)

--------------------------------------------------------------------------------------------------------------------------
      MUST BE COMPLETED EACH MONTH                                                                  YES             NO
--------------------------------------------------------------------------------------------------------------------------
1     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors?
      If yes, attach listing including date of payment, amount of payment and name of payee.        [ ]             [X]
-------------------------------------------------------------------------------------------     ----------      ----------
2     Have any payments been made to professionals?
      If yes, attach listing including date of payment, amount of payment and
      name of payee.                                                                                [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
3     If the answer is yes to 1 or 2, were all such payments approved by the court?                 [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
4     Have any payments been made to officers, insiders, shareholders, relatives?
      If yes, attach listing including date of payment, amount and reason for
      payment, and name of payee.                                                                   [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
5     Is the estate insured for replacement cost of assets and for general liability?               [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
6     Are a plan and disclosure statement on file?                                                  [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
7     Was there any post-petition borrowing during this period?                                     [ ]             [X]
-------------------------------------------------------------------------------------------     ----------      ----------
8     Were there any post-petition taxes paid this period?                                          [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
9     Were the US Trustee Quarterly Fees paid?                                                      [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
10    Is filing current for post-petition tax reporting and tax returns?                            [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------

EXPLANATIONS:

--------------------------------------------------------------------------------
1. Pre-petition wages and related employee claims such as commissions, etc. of the Debtors' employees (excluding employees terminated prior to the bankruptcy filing) were authorized by the court for payment in full except for the payment or use of vacation balances accrued prior to the bankruptcy filing, which has been limited to 80 hours.
--------------------------------------------------------------------------------
2, 4.    See MOR-7 for listing of payments to insiders and professionals.
--------------------------------------------------------------------------------
6. A plan of liquidation was filed on January 28, 2002; a disclosure statement had not been filed as of the end of the current reporting period.
--------------------------------------------------------------------------------


INSURANCE
-------------------------------------------------------------------------------------------     ----------      ----------
1     Are workers compensation, general liability and other necessary insurance coverages           [X]             [ ]
      in effect?
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
2     Are all premium payments paid current?                                                        [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
3     Please provide explanation below.
-------------------------------------------------------------------------------------------


EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FORM MOR-8
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding